UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2019
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Delaware	001-35647	90-0224471

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 400, Sandy, UT 84070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2019, the Board of Directors (the “Board”) of LifeVantage Corporation, a Delaware corporation (the “Company”), adopted the Company’s Amended and Restated Bylaws (the “Restated Bylaws”), amending Sections 1.9 and 1.10 thereof, to implement a majority voting standard in uncontested elections of directors (the “Majority Voting Standard”) effective immediately. The Majority Voting Standard provides that a director shall be elected to the Board if the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. However, in the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast.

The foregoing summary of the amendments set forth in the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LifeVantage Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	August 15, 2019	By:	LIFEVANTAGE CORPORATION /s/ Steven R. Fife
		Name:	Steven R. Fife
		Title:	Chief Financial Officer